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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          April 30, 1998
                                                  ----------------------



                       THE COAST DISTRIBUTION SYSTEM, INC.
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               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                       1-9511                  94-2490990
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 (State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)             Identification
                                                                    Number)



       1982 ZANKER ROAD, SAN JOSE, CALIFORNIA                        95112
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      (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code              (408) 436-8611
                                                    --------------------------




                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        On April 30, 1998, The Coast Distribution System, a California corporation ("Coast California"), completed a reincorporation (the "Reincorporation") in Delaware through the merger of Coast California with and into its wholly-owned subsidiary The Coast Distribution System, Inc., a Delaware corporation ("Coast Delaware" or the "Company"), with Coast Delaware being the surviving corporation. As of the effective date of such merger (the "Effective Date"), Coast California ceased to exist. The Reincorporation effects only a change in domicile. It will not result in any change of the name, business, management, employees, assets or liabilities or trading symbol of the Company. Appropriate consents and approvals were obtained for the reincorporation, including the approval of the shareholders of Coast California at the Annual Meeting of Shareholders of Coast California on August 7, 1997 and the approval of the sole stockholder of Coast Delaware.

        Pursuant to the Agreement and Plan of Merger between the Coast Delaware and Coast California, dated as of April 29, 1998, each outstanding share of Coast California's Common Stock, no par value, was automatically converted into one share of Common Stock, par value $.001 per share, of the Company. Each stock certificate representing issued and outstanding shares of Coast California's Common Stock represents the same number of shares of the Company's Common Stock. In addition, each outstanding option or right to acquire shares of Coast California's Common Stock was converted into an option or right to acquire an equal number of shares of the Company's Common Stock, under the same terms and conditions as the original options or rights.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

               (a)    Financial Statements.

                      Not Applicable

               (b)    Pro Forma Financial Statements.

                      Not Applicable

               (c)    Exhibits.

                      2.1 Agreement and Plan of Merger of The Coast Distribution System, Inc., a Delaware corporation, and The Coast Distribution System, a California corporation, dated as of April 29, 1998 (Filed as Exhibit A to the Definitive Proxy Statement dated July 3, 1997, for the Annual Meeting of Shareholders of Coast California, the predecessor to the Registrant, held on August 7, 1997, as filed with the Securities and Exchange Commission on July 3, 1997, and incorporated herein by reference.)

                      3.1 Certificate of Incorporation of the Company (Filed as Exhibit B to the Definitive Proxy Statement dated July 3, 1997, for the Annual Meeting of Shareholders of Coast California, the predecessor to the Registrant, held on August 7, 1997, as filed with the Securities and Exchange Commission on July 3, 1997, and incorporated herein by reference.)

                      3.2 Bylaws of the Company (Filed as Exhibit C to the Definitive Proxy Statement dated July 3, 1997, for the Annual Meeting of Shareholders of Coast California, the predecessor to the Registrant, held on August 7, 1997, as filed with the Securities and Exchange Commission on July 3, 1997, and incorporated herein by reference.)


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  May 4, 1998                 THE COAST DISTRIBUTION SYSTEM, INC.



                                    By:  /s/  SANDRA A. KNELL
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                                       Sandra A. Knell, Executive Vice President
                                       and Chief Financial Officer


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